SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934


        Date of Report (Date of earliest event reported):  August 24, 2001



                           BERGEN BRUNSWIG CORPORATION
             (Exact name of Registrant as specified in its charter)


  New Jersey                         1-5110                 22-1444512
  ----------                         ------                 ----------
(State or other                   (Commission               (I.R.S. Employer
jurisdiction of                    File Number)             Identification No.)
incorporation)


                             4000 Metropolitan Drive
                          Orange, California 92868-3510
          (Address of principal executive offices, including zip code)


                                 (714) 385-4000
              (Registrant's telephone number, including area code)

Item 5.  Other Events

     On August 24, 2001, Bergen Brunswig Corporation announced that the Federal Trade Commission has closed its investigation of the proposed AmeriSource and Bergen Brunswig Merger. As a result, the FTC has terminated the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act, and the two companies are free to proceed with their combination.

        A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.


Item 7.  Financial Statements and Exhibits

        (c)  Exhibits

        99.1   Press release dated August 24, 2001.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, Bergen Brunswig Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     BERGEN BRUNSWIG CORPORATION


Date: August 27, 2001                By:  /S/   Milan A. Sawdei
                                         ------------------------
                                         Name:  Milan A. Sawdei
                                         Title: Senior Executive Vice President,
                                                Chief Legal and Compliance
                                                Officer, and Secretary

                                  EXHIBIT INDEX

Exhibit
   No.     Description
--------   -----------

99.1       Press release dated August 24, 2001.